MILLER & MCCOLLOM

Certified Public Accountants

4350 Wadsworth Boulevard, Suite 300

Wheat Ridge, Colorado

80033

Phone: 303-424-2020

Facsimile: 303-424-2828

To the Board of Directors

and Management of

Capital Reserve Canada Limited

1530 9th Avenue S.E.

Calgary, Alberta.  T2G OT7

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use of our report dated March 27, 2003 and March 9, 2004 relating to the independent accountants’ report and audited financial statements of Capital Reserve Canada Limited as of December 31, 2002 and 2001 and for the years then ended as appears in Form 20-F in the Company’s filings with the U.S. Securities and Exchange Commission.

/s/ Miller and McCollom

Miller & McCollom

Certified Public Accountants

Wheat Ridge, Colorado

March 15, 2004